6 Financial investments (Tables)	12 Months Ended
Dec. 31, 2019
Financial Investments
Schedule of financial investments
		2019	2018
Amortized cost
Time deposit investments		38,759	49,630
Fair value through profit or loss
LFT´s and LF´s	(i)	1,588,426	2,247,272
Restricted funds investments	(ii)	9,708	9,998
Other		60,319	60,711
Total		1,697,212	2,367,611

Current assets		1,687,504	2,357,613
Non-current assets		9,708	9,998
Total		1,697,212	2,367,611

(i)	These refer to Brazilian floating-rate government bonds (“LFTs”) issued by the Brazilian federal government and floating-rate bonds (“LFs”) issued by financial institutions. These bonds have original maturity above three months, immediate liquidity in the secondary market and Management expects their realization in the short term.
(ii)	Restricted funds represent bank deposits with yields of approximately 100% of the Interbank Deposit Rate (“CDI”), and their use is related to the fulfillment of the contractual obligations of the debentures.